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Exhibit 13.1

CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 20-F of Aurelia Energy N.V. (the "Company") for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hugo Heerema, certify that to the best of my knowledge:

1
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date March 30, 2005

By:	/s/ HUGO HEEREMA
Hugo Heerema Managing Director Bluewater Holding B.V.

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  Exhibit 13.1